UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 29, 2003

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

                Delaware                                 58-2572419
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)               Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-7910
               Registrant's telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure

On October 29, 2003, registrant issued a press release titled, "Marine Products Corporation Announces Third Quarter Cash Dividend", that announces the third quarter dividend for Marine Products Corporation.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 99 - Press release dated October 29, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Marine Products Corporation.

Date: October 29, 2003                              /s/ BEN M. PALMER
                                                    ----------------------------
                                                    Ben M. Palmer
                                                    Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer